J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan U.S. Large Cap Value Plus Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated September 18, 2012

to the Summary Prospectuses dated November 1, 2011, as supplemented

NOTICE OF LIQUIDATION OF THE JPMORGAN U.S. LARGE CAP VALUE PLUS FUND. The Board of Trustees of the JPMorgan U.S. Large Cap Value Plus Fund (the “Fund”), a series of JPMorgan Trust I (the “Trust”), has approved the liquidation and dissolution of the Fund on or about October 19, 2012 (the “Liquidation Date”). Unless you have an individual retirement account (IRA), on the Liquidation Date, the Fund shall distribute pro rata to its shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Fund deem appropriate subject to ratification by the Board. If you have a direct IRA, your shares will be exchanged for the corresponding class of shares of the JPMorgan Liquid Assets Money Market Fund as specified below if you do not provide alternative direction.

Share Class of JPMorgan U.S. Large Cap Value Plus Fund	Share Class of JPMorgan Liquid Assets Money Market Fund
Class A Shares	Morgan Shares
Class C Shares	Morgan Shares
Select Class Shares	Morgan Shares

FOR EXISTING SHAREHOLDERS (SHAREHOLDERS OF RECORD OF THE FUNDS AS OF SEPTEMBER 18, 2012), ADDITIONAL PURCHASES OF FUND SHARES WILL BE ACCEPTED UP TO AND INCLUDING SEPTEMBER 28, 2012. FOR ALL OTHER INVESTORS, EFFECTIVE SEPTEMBER 19, 2012, PURCHASES OF FUND SHARES WILL NO LONGER BE ACCEPTED. EFFECTIVE OCTOBER 1, 2012, NO PURCHASES OF FUND SHARES WILL BE ACCEPTED.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES FOR FUTURE REFERENCE

SUP-SPRO-USLCVP-LIQ-912